Toast Announces Fourth Quarter and Full Year 2021 Financial Results

Fourth quarter revenue grew 111% year-over-year to $512 million
Annualized recurring run-rate (ARR) as of December 31, 2021 grew 74% year-over-year to $568 million
Fourth quarter gross payment volume (GPV) grew 125% year-over-year to $17 billion

BOSTON, MA – February 15, 2022 – Toast (NYSE: TOST), the all-in-one digital technology platform built for restaurants, today reported financial results for the fourth quarter and fiscal year ended December 31, 2021.

“The restaurant industry was tested again in 2021, but as evidenced by our growth there is tremendous demand for the Toast platform as restaurant operators navigate the new normal,” said Chris Comparato, CEO, Toast. “We had a record quarter and year as a result of strong focus on our customers and consistent execution. Restaurants of all sizes run their business on Toast and we are committed to being the trusted platform of choice for the restaurant industry."

Financial Highlights for the Fourth Quarter of 2021

•Revenue for the fourth quarter of 2021 was $512 million, an increase of 111% from the fourth quarter of 2020.
•ARR as of December 31, 2021 was $568 million, an increase of 74% as compared to December 31, 2020.
•GPV for the fourth quarter of 2021 was $17 billion, an increase of 125% from the fourth quarter of 2020.
•Gross profit for the fourth quarter of 2021 was $73 million, an increase of 55% from the fourth quarter of 2020.
•Non-GAAP gross profit for the fourth quarter of 2021 was $82 million, an increase of 52% from the fourth quarter of 2020.
•Net income for the fourth quarter of 2021 was $2 million, as compared to net loss of $61 million in the fourth quarter of 2020.
•Adjusted EBITDA for the fourth quarter of 2021 was $(45) million, as compared to $(7) million in the fourth quarter of 2020.
•Net cash used in operating activities for the fourth quarter of 2021 was $(32) million, as compared to $(28) million for the fourth quarter of 2020.
•Free Cash Flow for the fourth quarter of 2021 was $(34) million, as compared to $(32) million for the fourth quarter of 2020.

Financial Highlights for the Full Year 2021

•Revenue for the full year 2021 was $1,705 million, an increase of 107% from the prior fiscal year.
•GPV for the full year 2021 was $57 billion, an increase of 124% from the prior fiscal year.
•Gross profit for the full year 2021 was $314 million, an increase of 124% from the prior fiscal year.
•Non-GAAP gross profit for the full year 2021 was $341 million, an increase of 114% from the prior fiscal year.
•Net loss for the full year 2021 was $487 million, as compared to net loss of $248 million for the prior fiscal year.
•Adjusted EBITDA for the full year 2021 was $(42) million, as compared to $(94) million for the prior fiscal year.
•Net cash provided by (used in) operating activities for the full year 2021 was $2 million, as compared to $(125) million for the prior fiscal year.
•Free Cash Flow for the full year 2021 was $(17) million, as compared to $(161) million for the prior fiscal year.

For more information on the non-GAAP financial measures and key metrics discussed in this press release, please see the sections titled “Key Business Metrics” and “Non-GAAP Financial Measures,” as well as the reconciliations of non-GAAP financial measures to their nearest comparable GAAP financial measures at the end of this press release.

Outlook

For the first quarter ending March 31, 2022, Toast expects to report:
•Revenue in the range of $469 million to $499 million
•Adjusted EBITDA in the range of $(65) million to $(55) million

For the full year ending December 31, 2022, Toast expects to report:
•Revenue in the range of $2,349 million to $2,409 million
•Adjusted EBITDA in the range of $(240) million to $(200) million

The outlook provided above constitutes forward-looking information within the meaning of applicable securities laws and is based on a number of assumptions and subject to a number of risks. See cautionary note regarding “Forward-looking Statements” below.

Conference Call Information

Toast will host a live video webcast at 5:00 p.m. Eastern Time on Tuesday, February 15, 2022 to discuss the results. The live video webcast can be accessed through Toast’s investor relations website at http://investors.toasttab.com. A replay of the webcast will be available for a period of 90 days after the call.

Toast has used, and intends to continue to use, its Investor Relations website (http://investors.toasttab.com), as well as the Toast Newsroom (https://pos.toasttab.com/news), as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Information on or that can be accessed through Toast’s Investor Relations website, or that is contained in any website to which a hyperlink is provided herein is not part of this press release, and the inclusion of Toast’s Investor Relations website address, and any hyperlinks are only inactive textual references.

Upcoming Conference Participation

Toast management will participate in the following investor conferences during the first quarter of fiscal 2022. Webcasts of company presentations can be found on Toast's Investor Relations website at https://investors.toasttab.com/overview/.

•Wolfe Fintech Forum on March 9, 2022 at 11:20-11:55am ET
•Morgan Stanley Technology, Media & Telecom Conference on Monday, March 7, 2022 at 2:30pm-3:00pm ET

About Toast

Toast is a cloud-based, all-in-one digital technology platform built for restaurants of all sizes. Toast provides a single platform of software as a service, or SaaS, products and financial technology solutions that give restaurants everything they need to run their business across point of sale, operations, digital ordering and delivery, marketing and loyalty, and team management. By serving as the restaurant operating system across dine-in, takeout, and delivery channels, Toast helps restaurants streamline operations, increase revenue and deliver amazing guest experiences. For more information, visit www.toasttab.com.

Forward-looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when Toast or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent the beliefs of Toast and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside Toast’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements about expected financial positions or growth; results of operations; cash flows; guidance on financial results for the first fiscal quarter and full year of 2022; statements about future operating results; the expectations of demand for Toast’s products and growth of its business; the growth rates in the markets in which Toast compete; Toast’s investments in technology and infrastructure; Toast’s ability to deliver innovative solutions; Toast’s ability to attract and retain customers; financing plans; business strategy; operating plans; competitive positions; and growth opportunities for existing products.

The forward-looking statements contained in this release are also subject to other risks and uncertainties, including those more fully described in Toast’s filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations'' in the final prospectus for Toast’s initial public offering filed on September 22, 2021, Toast’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2021, Toast’s Annual Report on Form 10-K for the year ended December 31, 2021 that will be filed following this earnings release, and Toast’s subsequent SEC filings. Toast can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this release are based on information available to Toast as of the date hereof, and Toast disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing Toast’s views as of any date subsequent to the date of this press release.

TOAST, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except share and per share amounts)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue:
Subscription services	$54	$29	$169	$101
Financial technology solutions	421	194	1,406	644
Hardware	31	16	112	64
Professional services	6	4	18	14
Total revenue	512	243	1,705	823
Costs of revenue:
Subscription services	22	11	63	40
Financial technology solutions	341	150	1,120	509
Hardware	58	22	152	85
Professional services	17	12	52	45
Amortization of acquired technology and customer assets	1	1	4	4
Total costs of revenue	439	196	1,391	683
Gross profit	73	47	314	140
Operating expenses:
Sales and marketing	60	35	190	138
Research and development	50	30	163	109
General and administrative	79	39	189	113
Total operating expenses	189	104	542	360
Loss from operations	(116)	(57)	(228)	(220)
Other income (expense):
Interest income	—	—	—	1
Interest expense	—	(6)	(12)	(13)
Change in fair value of warrant liability	118	(8)	(97)	(8)
Change in fair value of derivative liability	—	11	(103)	(7)
Loss on debt extinguishment	—	—	(50)	—
Other income (expense), net	1	(1)	—	(1)
Income (loss) before (provision for) benefit from income taxes	3	(61)	(490)	(248)
(Provision for) benefit from income taxes	(1)	—	3	—
Net income (loss)	2	(61)	(487)	(248)
Redemption of Series B Preferred	—	(1)	—	(1)
Net income (loss) attributable to common stockholders	2	(62)	(487)	(249)
Net income (loss) per share attributable to common stockholders:
Basic	$0.00	$(0.31)	$(1.68)	$(1.25)
Diluted(1)	$(0.23)	$(0.31)	$(1.68)	$(1.25)
Weighted average shares used in computing net income (loss) per share:
Basic	500,773,515	202,543,389	289,584,001	199,982,965
Diluted	505,880,367	202,543,389	289,584,001	199,982,965
(1) Reflects adjustment to net income of $118 million related to change in warrant liability, which is also reflected in diluted weighted average shares for the three months ended December 31, 2021.

TOAST, INC.
CONSOLIDATED BALANCE SHEETS
(in millions, except share and per share amounts)
(unaudited)

	December 31,
	2021	2020
Assets:
Current Assets:
Cash and cash equivalents	$809	$582
Marketable securities	457	—
Accounts receivable, net	55	33
Inventories	42	19
Deferred costs, net	30	17
Prepaid expenses and other current assets	92	22
Total current assets	1,485	673
Property and equipment, net	41	44
Operating lease right-of-use assets	79	—
Intangible assets	16	7
Goodwill	74	36
Restricted cash	8	1
Deferred costs, non-current	25	12
Security deposits	1	2
Other non-current assets	6	1
Total non-current assets	250	103
Total assets	$1,735	$776
Liabilities, Convertible Preferred Stock and Stockholders’ Deficit
Current liabilities:
Accounts payable	40	30
Operating lease liabilities	22	—
Deferred revenue	44	43
Accrued expenses and other current liabilities	246	63
Total current liabilities	352	136
Long-term debt	—	172
Derivative liabilities	—	37
Warrants to purchase preferred stock	—	11
Warrants to purchase common stock	181	—
Deferred revenue, non-current	12	16
Operating lease liabilities, non-current	77	—
Deferred rent, non-current	—	19
Other long-term liabilities	22	7
Total liabilities	644	398
Convertible preferred stock, $0.000001 par value—0 and 257,245,680 shares authorized, 0 and 253,832,025 shares issued and outstanding at December 31, 2021 and 2020, respectively; total liquidation value of $0 and $850 at December 31, 2021 and 2020, respectively	—	849
Stockholders’ Equity (Deficit):
Preferred stock- par value $0.000001; 100,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.000001 par value—0 and 570,000,000 shares authorized, 0 and 219,755,430 shares issued and outstanding as of December 31, 2021 and 2020, respectively	—	—
Class A common stock, $0.000001 par value- 7,000,000,000 shares authorized, 167,732,925 shares issued and outstanding as of December 31, 2021; no shares authorized, issue and outstanding at December 31, 2020	—	—

Class B common stock, $0.000001 par value- 700,000,000 shares authorized, 339,437,440 shares issued and outstanding as of December 31, 2021; no shares authorized, issued and outstanding at December 31, 2020	—	—
Treasury stock, at cost- 225,000 shares outstanding at December 31, 2021 and 2020, respectively	—	—
Accumulated other comprehensive loss	(1)	—
Additional paid-in capital	2,194	145
Accumulated deficit	(1,102)	(616)
Total stockholders’ equity (deficit)	1,091	(471)
Total liabilities, convertible preferred stock and stockholders’ equity (deficit)	$1,735	$776

TOAST, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cash flows from operating activities:
Net income (loss)	$2	$(61)	$(487)	$(248)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	5	18	21	27
Stock-based compensation	45	28	140	86
Amortization of deferred costs	12	5	30	15
Change in fair value of derivative liability	—	(11)	103	7
Change in fair value of warrant liability	(118)	8	97	8
Change in deferred income taxes	1	—	(3)	—
Loss on debt extinguishment	—	—	50	—
Credit loss expense	3	—	4	—
Non-cash interest on convertible notes	—	1	12	8
Charitable contribution stock-based expense	19	—	19	—
Change in fair value of contingent consideration	3	—	3	—
Other non-cash items	2	—	2	—
Changes in operating assets and liabilities:
Account receivable, net	(4)	(4)	(23)	(13)
Merchant cash advances repaid	—	1	1	9
Prepaid expenses and other current assets	(12)	10	(45)	18
Deferred costs	(25)	(8)	(56)	(25)
Inventories	(4)	(5)	(23)	(4)
Operating lease right-of-use assets	3	—	16	—
Accounts payable	7	5	15	(6)
Accrued expenses and other current liabilities	32	(6)	145	(3)
Deferred revenue	(3)	(6)	(2)	(8)
Operating lease liabilities	(3)	—	(16)	—
Other assets and liabilities	3	(3)	(1)	4
Net cash (used in) provided by operating activities	(32)	(28)	2	(125)
Cash flows from investing activities:
Cash paid for acquisition	—	—	(26)	—
Capitalized software	(1)	(2)	(7)	(8)
Purchases of property and equipment	(1)	(2)	(12)	(28)
Purchase of marketable securities	(469)	—	(469)	—
Proceeds from the sale of marketable securities	5	—	5	—
Maturities of marketable securities	5	—	5	—
Other	—	—	1	—
Net cash used in investing activities	(461)	(4)	(503)	(36)
Cash flows from financing activities:
Proceeds from issuance of Class A common stock upon initial public offering, net of underwriter discounts	—	—	950	—
Payment of deferred offering costs	(1)	—	(5)	—
Repayments of secured borrowings	—	(1)	—	(9)
Extinguishment of convertible notes	—	—	(245)	—
Change in customer funds obligations, net	(2)	(2)	24	4
Proceeds from issuance of long-term debt	—	—	—	195

Proceeds from exercise of stock options	3	2	21	3
Proceeds from issuance of restricted stock	—	—	10	—
Proceeds from issuance of Series F Preferred	—	—	—	402
Redemption of Series B Preferred	—	(1)	—	(1)
Proceeds from exercise of common stock warrants	3	—	3	—
Other proceeds from financing activities	—	1	1	—
Net cash provided by (used in) financing activities	3	(1)	759	594
Net (decrease) increase in cash, cash equivalents, cash held on behalf of customers and restricted cash	(490)	(33)	258	433
Effect of exchange rate changes on cash and cash equivalents and restricted cash	—	—	(1)	2
Cash, cash equivalents, cash held on behalf of customers and restricted cash at beginning of period	1,341	627	594	159
Cash, cash equivalents, cash held on behalf of customers and restricted cash at end period	$851	$594	$851	$594
Reconciliation of cash, cash equivalents, cash held on behalf of customers and restricted cash
Cash and cash equivalents	$809	$582	$809	$582
Cash held on behalf of customers	34	11	34	11
Restricted cash	8	1	8	1
Total cash, cash equivalents, cash held on behalf of customers and restricted cash	$851	$594	$851	$594
Supplemental disclosure of cash flow information
Cash paid for interest	$—	$5	$13	$5
Supplemental disclosure of non-cash investing and financing activities:
Purchase of property and equipment included in accounts payable and accrued expenses	$1	$6	$1	$5
Common stock issued in acquisition	—	—	15	—
Contingent consideration included in purchase price	—	—	2	—
Deferred payment included in purchase price	—	—	5	—
Conversion of convertible preferred stock into Class B common stock upon initial public offering	—	—	849	—
Issuance of Class B common stock upon exercise of common stock warrants	12	—	56	—
Issuance of common stock warrants upon debt extinguishment	—	—	125	—
Deferred offering costs included in accounts payable and accrued expenses	1	—	1	—
Stock-based compensation included in capitalized software	—	—	1	—

Non-GAAP Financial Measures

In this press release, Toast refers to non-GAAP financial measures that are derived on the basis of methodologies other than in accordance with United States generally accepted accounting principles (“GAAP”). Toast uses certain non-GAAP financial measures, as described below, to understand and evaluate its core operating performance. These non-GAAP financial measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of Toast’s financial performance and should not be considered substitutes for, or superior to, the financial information prepared and presented in accordance with GAAP. Toast believes that these non-GAAP financial measures provide useful information about its financial performance, enhance the overall understanding of its past performance and future prospects, and allow for greater transparency with respect to important metrics used by Toast’s management for financial and operational decision-making.

In the tables below, Toast has provided reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. These non-GAAP financial measures should not be considered substitutes for financial measures calculated in accordance with GAAP, and the financial results that Toast calculates and presents in the table in accordance with GAAP, as well as the corresponding reconciliations from those results, should be carefully evaluated.

For the quarter ended December 31, 2021, we changed our method of calculating certain Non-GAAP financial measures (including Non-GAAP Costs of Revenue, Non-GAAP Gross Profit, Non-GAAP Selling and Marketing Expenses, Non-GAAP Research and Development Expenses and Non-GAAP General and Administrative Expenses) by including adjustments related to payroll tax expense related to stock-based compensation, depreciation and amortization expense, acquisition expenses, expenses related to COVID-19 pandemic initiatives resulting from a reduction of workforce in 2020, expense related to early termination of leases, and charitable contribution stock-based expense. These changes are reflected in our non-GAAP financial measures for the quarters and years ended December 31, 2021 and December 31, 2020. These changes are made to better align our Non-GAAP financial measures with our definition of Adjusted EBITDA, and are further described in the reconciliation of GAAP to non-GAAP financial measures below.

The following are the non-GAAP financial measures referenced in this press release and presented in the tables below:

•Adjusted EBITDA is defined as net income (loss), adjusted to exclude stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, interest income, interest expense, other income (expense) net, acquisition expenses, fair value adjustments on warrant and derivative liabilities, expenses related to COVID-19 pandemic initiatives resulting from a reduction of workforce in 2020, expenses associated with early termination of leases, loss on debt extinguishment, charitable contribution stock-based expense, and income taxes.

•Non-GAAP Costs of Revenue are defined as costs of revenue excluding stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, and expenses related to COVID-19 pandemic initiatives resulting from a reduction of workforce in 2020.

•Non-GAAP Gross Profit is defined as gross profit excluding stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, and expenses related to COVID-19 pandemic initiatives resulting from a reduction of workforce in 2020.

•Non-GAAP Sales and Marketing Expenses are defined as sales and marketing expenses excluding stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, and expenses related to COVID-19 pandemic initiatives resulting from a reduction of workforce in 2020.

•Non-GAAP Research and Development Expenses are defined as research and development expenses excluding stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, and expenses related to COVID-19 pandemic initiatives resulting from a reduction of workforce in 2020.

•Non-GAAP General and Administrative Expenses are defined as general and administrative expenses excluding stock-based compensation expense and related payroll tax expense, depreciation and amortization expense, expenses related to COVID-19 pandemic initiatives resulting from a reduction of workforce in 2020, acquisition expenses, expenses associated with early termination of leases, and charitable contribution stock-based expense.

•Free Cash Flow is defined as net cash provided by (used in) operating activities reduced by purchases of property and equipment and capitalization of internal-use software costs.

Adjusted EBITDA, Non-GAAP Costs of Revenue, Non-GAAP Gross Profit, Non-GAAP Selling and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses, and Free Cash Flow do not purport to represent profitability and liquidity measures as defined in accordance with GAAP. These measures are provided to investors and others to improve the quarter-to-quarter and year-to-year comparability of Toast's financial results and to ensure that investors understand the information Toast uses to evaluate the performance of its businesses.

Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations since they do not include the impact of certain expenses and cash flows that are reflected in our Consolidated Statements of Operations and Consolidated Statements of Cash Flows. Thus, our Adjusted EBITDA, Non-GAAP Costs of Revenue, Non-GAAP Gross Profit, Non-GAAP Sales and Marketing Expenses, Non-GAAP Research and Development Expenses, Non-GAAP General and Administrative Expenses, and Free Cash Flow should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

Key Business Metrics

In addition, Toast also uses the following key business metrics to help it evaluate its business, identify trends affecting its business, formulate business plans, and make strategic decisions:

a.Gross Payment Volume (“GPV”) is defined as the sum of total dollars processed through the Toast payments platform across all restaurant locations in a given period. GPV is a key measure of the scale of Toast’s platform, which in turn drives its financial performance. As Toast customers generate more sales and therefore more GPV, Toast generally sees higher financial technology solutions revenue.

b.Annualized Recurring Run-Rate (“ARR”) is defined as a key operational measure of the scale of Toast’s subscription and payment processing services for both new and existing customers. To calculate ARR, Toast first calculates recurring run-rate on a monthly basis. Monthly Recurring Run-Rate (“MRR”) is measured on the final day of each month for all restaurant locations live on the Toast platform as the sum of (i) Toast’s monthly subscription services fees, which is referred to as the subscription component of MRR, and (ii) Toast’s in-month adjusted payments services fees, exclusive of estimated transaction-based costs, which is referred to as the payments component of MRR. MRR does not include fees derived from Toast Capital or related costs. ARR is determined by taking the sum of (i) twelve times the subscription component of MRR and (ii) four times the trailing-three-month cumulative payments component of MRR. Toast believes this approach provides an indication of its scale, while also controlling for short-term fluctuations in payments volume. ARR may decline or fluctuate as a result of a number of factors, including customers’ satisfaction with the Toast platform, pricing, competitive offerings, economic conditions, or overall changes in its customers’ and their guests’ spending levels. ARR is an operational measure, does not reflect Toast’s revenue or gross profit determined in accordance with GAAP, and should be viewed independently of, and not combined with or substituted for, Toast’s revenue, gross profit, and other financial information determined in accordance with GAAP. Further, ARR is not a forecast of future revenue and investors should not place undue reliance on ARR as an indicator of Toast’s future or expected results.

Summary of Key Business Metrics and Non-GAAP Results
(unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2021	2020
(dollars in billions)			% Growth	2021	2020	% Growth
Gross Payment Volume (GPV)	$17.1	$7.6	125%	$57.0	$25.4	124%

	As of December 31,
(in millions)	2021	2020	% Growth
Annualized Recurring Run-Rate (AAR)	$568	$326	74%

	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2021	2020	2021	2020
Net income (loss)	$2	$(61)	$(487)	$(248)
Stock-based compensation expense and related payroll tax	46	28	144	86
Depreciation and amortization	5	18	21	27
Interest income	—	—	—	(1)
Interest expense	—	6	12	13
Other (income) expense, net	—	1	—	1
Acquisition expenses	—	—	1	—
Change in fair value of warrant liability	(118)	8	97	8
Change in fair value of derivative liability	—	(11)	103	7
Reduction of workforce	—	—	—	10
Termination of leases	—	4	1	3
Loss on debt extinguishment	—	—	50	—
Charitable contribution stock-based expense	19	—	19	—
Provision for (benefit from) income taxes	1	—	(3)	—
Adjusted EBITDA	$(45)	$(7)	$(42)	$(94)

Non-GAAP Costs of Revenue	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2021	2020	2021	2020

Costs of Revenue	$439	$196	$1,391	$683
Stock-based compensation expense and related payroll tax	6	4	13	7
Depreciation and amortization	3	3	14	9
Reduction of workforce	—	—	—	3
Non-GAAP Costs of Revenue	$430	$189	$1,364	$664

Non-GAAP Gross Profit	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2021	2020	2021	2020

Gross profit	$73	$47	$314	$140
Stock-based compensation expense and related payroll tax	6	4	13	7
Depreciation and amortization	3	3	14	9
Reduction of workforce	—	—	—	3
Non-GAAP gross profit	$82	$54	$341	$159

Non-GAAP Sales and Marketing Expenses	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2021	2020	2021	2020

Sales and marketing expenses	$60	$35	$190	$138
Stock-based compensation expense and related payroll tax	11	7	24	16
Depreciation and amortization	1	—	1	1
Reduction of workforce	—	—	—	3
Non-GAAP sales and marketing expenses	$48	$28	$165	$118

Non-GAAP Research and Development Expenses	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2021	2020	2021	2020

Research and development expenses	$50	$30	$163	$109
Stock-based compensation expense and related payroll tax	12	10	48	30
Depreciation and amortization	1	1	3	1
Reduction of workforce	—	—	—	2
Non-GAAP research and development expenses	$37	$19	$112	$76

Non-GAAP General & Administrative Expenses	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2021	2020	2021	2020

General and administrative expenses	$79	$39	$189	$113
Stock-based compensation expense and related payroll tax	16	6	58	33
Depreciation and amortization	—	14	3	16
Reduction of workforce	—	—	—	2
Acquisition expenses	—	—	1	—
Termination of leases	—	4	1	3
Charitable contribution stock-based expense	19	—	19	—
Non-GAAP general and administrative expenses	$44	$15	$107	$59

Free Cash Flow	Three Months Ended December 31,		Year Ended December 31,
(in millions)	2021	2020	2021	2020

Net cash (used in) provided by operating activities	$(32)	$(28)	$2	$(125)
Purchases of property and equipment	(1)	(2)	(12)	(28)
Capitalized software	(1)	(2)	(7)	(8)
Free Cash Flow	$(34)	$(32)	$(17)	$(161)

TOST-FIN
Contacts
Media: media@toasttab.com
Investors: IR@toasttab.com

Source: Toast